ESCROW AGREEMENT

        AGREEMENT made as of March 26, 1999 among Aura Systems, Inc. ("Seller"), a Delaware corporation with a place of business at 2335 Alaska Avenue, El
Segundo,   California  90245,  Yoshikazu  Masayoshi,  Sadao  Masayoshi,   Sachie
Masayoshi and Kazuaki Masayoshi (jointly and severally, "Purchaser"), each having an address c/o Sadao Masayoshi, 990 West 190th, Suite 210, Torrance, California 90502, and WOLF HALDENSTEIN ADLER FREEMAN & HERZ LLP (the "Escrow Agent"), a New York limited liability partnership with a place of business at 270 Madison Avenue, New York, New York 10016.

                              W I T N E S S E T H:

         WHEREAS, Seller has sold to Purchaser, and Purchaser has purchased from Seller, two hundred eighty (280) shares (the "Shares") of stock of MYS K.K. (the "Corporation"), in consideration of, inter, alia two (2) certain promissory notes (collectively, the "Note"), one in the original principal amount of $1,000,000 and one in the original principal amount of $3,200,000; and

         WHEREAS, Purchaser is delivering certificate(s) of stock representing the Shares into escrow, together with unattached stock power(s) duly endorsed by Purchaser in blank, as collateral to secure against a Default (as defined in the Note) by Purchaser under the Note; and

         WHEREAS, the parties are delivering into escrow such other instruments and agreements as are described in this Agreement; and

         WHEREAS, the Escrow Agent has agreed to act as escrow agent pursuant to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, thc parties agree as follows:

         1.       Deposit of the Shares and Other Items.

                  1.1 Initial Certificate(s). Simultaneously with the execution of this Agreement, Purchaser has deposited with the Escrow Agent the Shares, represented by certificate(s) of stock of the Corporation issued in the name of Purchaser, together with stock power(s) duly endorsed in blank (the "Stock Power").

                  1.2 Subsequent Deposits. Any additional shares of stock of the Corporation hereafter issued with respect to the Shares, whether due to stock split, stock dividend or otherwise, or any certificates for shares of stock of the Corporation or another entity hereafter issued to replace or supplement the Shares, whether due to merger, consolidation, reorganization or otherwise, shall be deposited with the Escrow Agent, together with appropriate stock powers duly endorsed in blank and such stock shall be considered part of the Shares and such stock powers shall be considered part of the Stock Power.

                  1.3 Other Items. Simultaneously with the execution of this Agreement, thc following items (collectively, the "Other Escrow Items") are also being depositing with the Escrow Agent:

               1.3.1 Resignations. Blank dated resignations (the "Resignations") from Purchasers with respect to their directorships, offices and employment with the Corporation, its subsidiaries and affiliates.

               1.3.2 Bank Letters. Blank dated letters from the Corporation to its banks advising of the change of its authorized signatories (the "Bank Letters").

         2. Acceptance by the Escrow Agent. The Escrow Agent agrees to accept delivery of the Shares, the Stock Power and the Other Escrow Items (collectively. the "Escrow Items"), and agrees to hold the same in accordance with the terms and conditions of this Agreement.

         3. Release from Escrow. The Escrow Agent will hold the Escrow Items in its possession until authorized hereunder to deliver the Escrow Items in accordance with one of the following provisions:

                  3.1 Delivery to Purchaser. Upon full payment of the amount due pursuant to the Note, including, without limitation, any accrued interest, an affidavit (the "Payment Affidavit") made by, or on behalf of, Purchaser setting forth that full payment has been made shall be delivered to the Escrow Agent. The Escrow Agent shall, promptly after actual receipt of the Payment Affidavit, give notice to Seller of the existence of the Payment Affidavit, which notice shall include a copy of the Payment Affidavit. Unless the Escrow Agent in fact receives an affidavit (the "Seller's Disputing Affidavit") by, or on behalf of, Seller of a dispute with respect to the recitation in the Payment Affidavit within twenty (20) days after the Escrow Agent gives notice to Seller of the existence of the Payment Affidavit, then, promptly after the expiration of such twenty (20) day period, the Escrow Agent shall deliver to Purchaser the Escrow Items.

                 3.2 Delivery to Seller. Upon Default, as defined in either Note (including the expiration of any grace period which must elapse before a Default arises), under either Note, an affidavit (the "Default Affidavit") made by, or on behalf of, Seller setting forth such Default shall be delivered to the Escrow Agent. The Escrow Agent shall, promptly after actual receipt of the Default Affidavit, give notice to Purchaser of the existence of the Default Affidavit, which notice shall include a copy of the Default Affidavit. Unless the Escrow Agent in fact receives an affidavit (the "Purchaser's Disputing Affidavit") by, or on behalf of, Purchaser of a dispute with respect to the recitation in the Default Affidavit within twenty (20) days after the Escrow Agent gives notice to Purchaser of the existence of the Default Affidavit, then, promptly after the expiration of such twenty (20) day period, the Escrow Agent shall deliver to Seller the Escrow Items to be held by Seller in accordance with the provisions of section 4. The monetary obligations which arise out of or relate to the Default which is the basis of the Default Affidavit, including, without limitation, any acceleration of principal and interest, any increase in the continuing interest rate, any right to recover costs or expenses or any penalties accruing under the Note, are hereinafter referred to as the "Obligations."

                  3.3 Dispute Resolution. In the event, of the Escrow Agent's timely receipt of either the Seller's Disputing Affidavit or the Purchaser's Disputing Affidavit, the Escrow Agent shall (except as provided in the remainder of this section 3.3 or in section 5) continue to hold the Escrow Items until the dispute is resolved. Any dispute that may arise under this Agreement shall be settled by one of the following methods: (1) mutual agreement of the parties concerned (evidenced by appropriate instructions in writing to the Escrow Agent, signed by all of the parties to such dispute), (2) a binding arbitration award pursuant to an agreement signed by the parties to such dispute to submit such dispute to arbitration or (3) by a final order, decree or judgment of a court of competent jurisdiction in the United States of America (the time for appeal having expired and no appeal having been perfected). The Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings, but may, in its discretion, deposit the Escrow Items and any funds or other documents held by it with a court of competent jurisdiction pending the resolution of any dispute.

         4. Rights of the Parties in the Shares.

                  4.1 Dividends. Until the date of the receipt of the Default Affidavit by the Escrow Agent (the "Notice Date"), the Shares shall be treated as if they are owned outright by Purchaser and Purchaser shall be entitled to receive any and all dividends or other distributions which may be paid, provided that any such dividends or distributions, including, but not limited to those paid in stock, are to be deposited with the Escrow Agent as additional Other Escrow Items.

                  4.2 Voting. Until the Shares have been delivered from escrow to Seller (the "Delivery Date"), the Shares shall be treated as if they are owned outright by Purchaser and Purchaser shall be entitled to vote the Shares for all purposes. From and after the Delivery Date, Seller or its transferees shall have the right to vote the Shares for all purposes unless and until legal title to the Shares is re-conveyed to the Purchaser in resolution of a dispute pursuant to section 3.3 or after cure by Seller pursuant to section 4.5.

                  4.3 Sale. Subject to the right to cure hereinafter described, Seller may cause the Shares delivered to it pursuant to section 3.2 to be sold in a commercially reasonable manner upon ten (10) days written notice to Purchaser of such sale, setting forth the time and place thereof. Seller may be the purchaser at such sale. The monies so received by Seller shall be applied first to the payment of the cost and expense of such sale and then to the payment of the Obligations. Purchaser shall remain liable for any deficit, and any surplus monies shall be paid to Purchaser. Purchaser acknowledges and agrees that the ten (10) day notice provided in this section 4.3 constitutes reasonable notice of a proposed sale.

                  4.4 Right to Retain the Shares. Subject to the right to cure hereinafter described, Seller may elect to retain ownership of the Shares delivered to it pursuant to section 3.2 by giving thirty (30) days written notice to Purchaser of such election. Such retention shall be in full satisfaction of the Obligations. Purchaser acknowledges and agrees that the thirty (30) day notice provided in this section 4.4 constitutes reasonable notice of a proposed retention of the Shares.

                  4.5 Right to Cure. Prior to or during the ten (10) thirty day notice period described in section 4.3 or the thirty (30) day notice period described in section 4.4, or, if Seller does not sell or take title to the Shares upon the expiration of such ten (10) or thirty (30) day period, prior to such sale or taking title, Purchaser may cure the Default by making full payment to Seller with respect to all of the Obligations; in which event Seller shall deliver the Shares, the Stock Power and the Other Escrow Items to Purchaser free of this Agreement and any liens or interests of Seller relating to the Note or the Obligations.

                 4.6 Remedies Not Exclusive. The aforesaid remedies upon Default shall not be exclusive, and Seller shall have all other remedies permitted by law, including, without limitation, the right to bring suit against any Purchaser.

         5.       Concerning the Escrow Agent.

                  5.1 Reliance Upon Instrument. The Escrow Agent may act in reliance, and is protected in so relying, upon any writing, instrument or signature which it, in good faith, believes to be genuine, and may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions hereof has been duly authorized to do so.

                  5.2 Reliance Upon Counsel. The Escrow Agent may act or refrain from acting in respect to any matter referred to herein in full reliance upon and by and with the advice of counsel selected by it, and shall be fully protected in so acting or in refraining from acting upon such advice of counsel. It is intended that the Escrow Agent, if an attorney or law firm, may choose to act as its own counsel.

                  5.3 Exclusive Duties. This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent hereto, and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

                  5.4 No Representations. The Escrow Agent shall not be considered to have made any representations as to the validity, value, genuineness or collectibility of any instrument or other item held by or delivered to it.

                  5.5 Termination of Duties. Upon final delivery, in accordance with this Agreement, of the Escrow Items and any other items held by the Escrow Agent, the responsibilities of the Escrow Agent shall cease and terminate without any further obligation or liability on its part.

                  5.6 No Liability. The Escrow Agent shall not be responsible or liable for any mistake of fact or error of judgment, or for any act or omission on its part in the performance of its duties as escrow agent under this Agreement except as such mistake, error, act or omission constitutes intentional misconduct, bad faith, gross negligence or fraud.

                  5.7      Reimbursement.

     5.7.1 In General. Seller and Purchaser each, jointly and severally, hereby agrees to reimburse all of the reasonable expenses (including legal fees), disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder. Legal fees, as reimbursable hereunder, expressly include legal fees charged by the Escrow Agent itself. Seller and Purchaser shall be solely responsible to allocate such expenses among themselves and to seek such contribution among themselves as may be appropriate. Notwithstanding anything in this Agreement to the contrary, the Escrow Agent (1) shall have no obligation to release any of the Escrow Items or any other items held by the Escrow Agent unless and until it has been fully reimbursed or received adequate assurance (determined in its sole discretion) that it will be fully reimbursed for all of its reasonable expenses, (2) shall have no liability for any failure or refusal to release any of the Escrow Items or any other items held by the Escrow Agent in accordance with clause (1) of this sentence and (3) may pay itself from any cash held by it in escrow the amount of its reasonable expenses.

          5.7.2 Indemnity. Except in cases of the Escrow Agent's intentional misconduct, bad faith, gross negligence or fraud, the other parties to this Agreement agree, jointly and severally, to indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature which the Escrow may incur or with which it may be threatened by reason of the Escrow Agent's actions as escrow agent under this Agreement, including, without limitation, reasonable attorneys' fees and expenses (including, but not limited to all fees and costs incident to any appeals which may result). Notwithstanding the foregoing, as between themselves, the other parties to this Agreement agree that the party responsible for any such loss to the Escrow Agent shall bear the full share thereof.

                  5.8 Actions by Escrow Agent/Indemnity. The Escrow Agent shall not be required to institute or defend any action involving any matters referred to herein or which affects its duties or liabilities hereunder unless or until requested to do so by a party to this Agreement and then only upon receiving full indemnity, in character satisfactory to the Escrow Agent, against any and all claims, liabilities and expenses in relation thereto (including, without limitation, reasonable attorneys fees). In the event of any dispute among the parties hereto with relation to the Escrow Agent or its duties, (1) the Escrow Agent may act or refrain from acting in respect to any matter referred to herein in full reliance upon and by and with the advice of counsel selected by it and shall be fully protected in so acting or in refraining from acting upon the advice of such counsel (it is intended that the Escrow Agent, if an attorney or law firm, may choose to act as its own counsel) or (2) the Escrow Agent may refrain from acting until required to do so by an order of a court of competent jurisdiction.

                  5.9 Substitution. The Escrow Agent may resign as escrow agent at any time provided that it first designates a substitute or successor escrow agent acceptable to Seller and Purchaser who agrees in writing to be bound by the terms of this Agreement and to assume the obligations of the Escrow Agent. The Escrow Agent may be removed as escrow agent at any time by notice from Seller and Purchaser specifying such removal and naming the substitute or successor escrow agent who has agreed in writing to be bound by the terms of this Agreement and to assume the obligations of the Escrow Agent. Upon delivery by the Escrow Agent of the Escrow Items and any other items held by the Escrow Agent to the substitute or successor Escrow Agent, such person shall be deemed for all purposes to be the Escrow Agent and the responsibilities of the predecessor Escrow Agent shall cease and terminate without any further obligation or liability on its part.

                  5.10 Escrow Agent as Counsel. The parties acknowledge that the Escrow Agent is a law firm that has previously represented Seller, including with respect to matters relating to the transactions underlying this Agreement. Notwithstanding Escrow Agent's function as escrow agent, the parties acknowledge and agree that the Escrow Agent may continue to represent Seller, including with respect to any dispute arising out of or relating to this Agreement or the transactions underlying this Agreement.

         6. Entire Agreement. This Agreement represents the entire escrow agreement among the parties and cannot be modified or terminated, nor may any of its provisions be waived, except by a written instrument signed by all of the parties. Any waiver by any party of the strict performance of any of the terms, conditions and provisions of this Agreement shall not be construed as a waiver thereof for the future, but shall be considered a waiver only in the particular instance, for the particular purpose, and at the time when and for which it is given. There are no other agreements and no other representations, warranties or covenants with respect to the subject matter of this Agreement except as expressly set forth in this Agreement.

         7.       Miscellaneous.

                  7.1 Captions. Headings contained in this Agreement have been inserted for reference purposes only and shall not be construed as part of this Agreement.

                  7.2      Governing Law/Consent to Jurisdiction.

          7.2.1 Governing Law. This Agreement has been made and entered into in the State of California and shall be governed by and construed and enforced in accordance with the internal substantive laws of the State of California, without regard to principles of conflicts of laws.

               7.2.2 Consent to Jurisdiction. The parties irrevocably consent to the jurisdiction of the courts of the State of California (and the Federal courts having jurisdiction in the State of California) for purposes of any judicial proceeding which may be instituted in
          connection   with  any  matter  arising  under  or  relating  to  this
          Agreement.

                  7.3 Notice. Any notice or other communication given or made pursuant to this Agreement must be in writing and shall be delivered to the person to whom intended at the address set forth above (or at such other address as such person may designate by proper notice) by personal delivery, by telecopier, by nationally), recognized courier (Federal Express, DHL, etc.) or by certified or registered mail, postage prepaid, and shall be deemed given when personally delivered or sent by telecopier or two (2) business days after deposit with a courier or five (5) business days after mailing. The Escrow Agent shall be given copies of all notices.

                  7.4 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement.

                  7.5 Successors in Interest. This Agreement shall be binding upon and inure to the benefit of the respective parties, their successors, assigns, heirs, legatees, executors, administrators and legal representatives ("Successors"). Whenever a party is referred to in this Agreement, such reference shall include reference to such party':; Successors.



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                  7.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed to be one and the same instrument. This Agreement shall become effective when one or more counterparts have been signed by each of the parties and delivered to each of the other parties.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


SELLER:                                      PURCHASER:

AURA SYSTEMS, INC.


By:
         Name:                               Yoshikazu Masayoshi
         Title:

                                             Sadao Masayoshi


                                             Sachie Masayoshi


                                             Kazaki Masayoshi



ESCROW AGENT:

WOLF HALDENSTEIN ADLER FREEMAN & HERZ LLP


By:
                           A Partner



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